UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6194

UTC North American Fund, Inc.
 (Exact name of registrant as specified in charter)

C/O U.S. Bancorp Fund Services, LLC
615 E. Michigan St., Third Floor, Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Foley & Lardner LLP
777 E. Wisconsin Ave., Milwaukee, WI 53202
(Name and address of agent for service)

1-800-368-3322
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2018

Date of reporting period:  June 30, 2018

Item 1. Reports to Stockholders.

UTC North American Fund, Inc.
Letter to Shareholders
For the Period Ended June 30, 2018

Dear Shareholders:

The UTC North American Fund returned -3.07 percent for the half year ended June 30th 2018. Global equity markets slipped over the first half of 2018 with the MSCI All Country World Index losing 0.16 percent for the year-to-date period on a total return basis compared to a 10.25 percent gain for the comparative period one year ago. The U.S. equity markets advanced, with the S&P 500 Index rising by 2.65 percent over the review period on a total return basis.  Given the Fund’s 80 percent equity weighting, the overall return generated reflected the relative underperformance of its equity component for the year-to-date period.

In April 2018, the International Monetary Fund (“IMF”) maintained its projections for 2018 and 2019 global growth at 3.9 percent, unchanged from its January 2018 World Economic Outlook (“WEO”) Update.

The first half of 2018 has seen a gradual but steady tightening of monetary policy in the United States, with the Federal Reserve (“Feds”) hiking interest rates in both March and June on the back of the continued strong performance of the U.S. economy.  The Fed has also indicated that U.S. labour market continues to improve, and that the pace of economic activity continues to increase at a solid rate.  The U.S. unemployment rate is currently 4.0 percent.

In the United Kingdom, the real Gross Domestic Product (“GDP”) growth estimate for the first quarter of 2018 was revised downwards to 0.1 percent in May due to adverse weather conditions experienced in late February into early March.  Although business investment continues to be constrained by Brexit-related uncertainties, it is being supported by strong global demand and accommodative financial conditions. Household consumption, however, remains subdued.  Notwithstanding the softer economic growth in the first quarter of 2018, the Bank of England anticipates that real GDP growth would be in the order of 1.75 percent for 2018.

The U.S. economy grew by 2.0 percent in the first quarter of 2018, down from 2.9 percent in the fourth quarter of 2017.  The deceleration in growth was primarily attributable to weaker consumer spending as well as a reduced accumulation of inventory.  The IMF projects that the U.S. economy will grow by 2.9 percent and 2.7 percent in 2018 and 2019 respectively.  The current administration’s trade policies, which have been increasingly inward-focused, may potentially dampen the future growth prospects for the U.S. economy and thus pose a major risk to the growth forecasts.

In Canada, real GDP grew at an annualized rate of 1.3 percent in the first quarter of 2018, down from the 1.7 percent growth experienced in the fourth quarter of 2017.  Economic output moderated in the quarter on the back of weaker exports associated with increased transportation disruptions and adverse weather-related events.  The IMF projects that the Canadian economy will grow by 2.1 percent in 2018 and 2.0 percent in 2019.

Across the Atlantic, real GDP in the Eurozone moderated to 0.4 percent in the first quarter of 2018, down from 0.7 percent in the preceding quarter. This slowing of growth was attributed to increased regional and global uncertainties as well as weaker external trade. Notwithstanding the slight deceleration in growth, the IMF maintained its 2018 and 2019 growth projections for the Euro area at 2.4 percent and 2.2 percent respectively.

The Chinese economy grew by 6.8 percent in the first quarter of 2018.  However, there are mounting concerns over the country’s future growth prospects amid the escalating trade disputes with the U.S.  The IMF forecasts that the Chinese economy will grow by 6.6 percent in 2018 followed by 6.4 percent in 2019.

Global growth is expected to be driven by an uptick in growth in both the emerging markets and developing economies, as well as resilient growth in advanced economies.  Moreover, almost half of the forecast incremental global growth between 2018 and 2019 is tied to the spill-over effects of fiscal policy changes in the U.S.

FUND PERFORMANCE

For the year to date period to June 2018, the Fund generated a net return to unitholders of -3.07 percent compared to -3.77 percent in the first quarter of 2018 and 4.01 percent over the first half of 2017.  The equity component returned -2.68 percent YTD versus the equity component’s benchmark S&P 500 Index return of 2.65 percent for the same period, an underperformance of 533 bps.

The underperformance of the Fund’s equity component versus its benchmark was driven by negative returns generated by the Telecom, Consumer Staples and Industrials sectors.  These sectors returned -10.81 percent, -9.93 percent and  -5.60 percent, respectively, over the first half of 2018.  The top performers of the Fund included Netflix Inc., Herbalife Nutrition Limited and Macys Inc. which returned 103.91 percent, 58.65 percent and 48.59 percent respectively over the reporting period.  The main laggards in the Fund included Thor Industries Inc., Acuity Brands Inc. and Brighthouse Financial Inc. which posted negative returns of 35.38 percent, 34.16 percent and 31.67 percent respectively.  The Fund’s fixed income component which is managed internally, returned 0.50 percent, 240 bps more than its benchmark’s return of -1.90 percent.

The NAF will maintain its current strategic asset allocation of 80 percent in equity securities and 19 percent in fixed-income instruments.  Given the increase in interest rates, in the second quarter of 2018, the Fund disposed of its longer-termed bond ETFs and is currently in the process of acquiring shorter-dated fixed-income securities, particularly corporate debt.  This should reduce the volatility in the Fund’s fixed income component for the rest of 2018.

Ms. Amoy Van Lowe President

UTC North American Fund, Inc. (the “Fund”) is distributed in the U.S. by UTC Financial Services USA, Inc. (the “Broker-Dealer”), a FINRA member firm. The Fund and the Broker-Dealer are affiliated through UTC Fund Services, Inc., the registered investment adviser to the Fund and the parent corporation to the Broker-Dealer.

Past performance does not guarantee future results.

The above discussion and analysis of the Fund reflects the opinions of the Fund’s investment adviser as of June 30, 2018, and are subject to change, and any forecasts made cannot be guaranteed and should not be considered investment advice.

This report is authorized for use when preceded or accompanied by a prospectus. Read it carefully before investing.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. For a complete list of Fund holdings, please see the Schedule of Investments in this report.

MSCI All Country World Index - A market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets.

S&P 500 Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad U.S. economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

Barclays U.S. Government/Credit Bond Index - The Barclays U.S. Government/Credit Bond Index tracks the performance of U.S. dollar-denominated, domestic, investment grade debt. The issues included in the index are obligations of the U.S. Government, its agencies or corporations. Issues are only included if they have at least the required minimum outstanding ($250 million) and a maturity of more than one year.

One cannot invest directly in an index.

Gross Domestic Product (GDP) is the total value of goods produced and services provided in a country during one year.

A basis point is one hundredth of one percent (0.01%).

UTC North American Fund, Inc.
Investment Results
For the Six Months Period Ended June 30, 2018 (Unaudited)

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad U.S. economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

BARCLAYS U.S. GOVERNMENT/CREDIT BOND INDEX - The Barclays U.S. Government/Credit Bond Index tracks the performance of U.S. dollar-denominated, domestic, investment grade debt. The issues included in the index are obligations of the U.S. Government, its agencies or corporations. Issues are only included if they have at least the required minimum outstanding ($250 million) and a maturity of more than one year.

UTC NORTH AMERICAN FUND BLENDED INDEX - Represents an index which consists of a 70% / 30% weighting between the S&P 500 Index and the Barclays U.S. Capital Government/Credit Bond Index, respectively.

Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

UTC North American Fund, Inc.
Additional Information on Fund Expenses June 30, 2018
(Unaudited)

For the Six Months Ended June 30, 2018

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (the Fund does not impose a sales charge (load) on purchase payments, reinvested dividends, or other distributions); redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (01/01/2018 – 06/30/2018).

Actual Expenses

The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the value of shares redeemed if you redeem your shares in the Fund within 30 days of purchase. To the extent the Fund invests in shares of other investment companies as a part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying fund in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles in the United States. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as, redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

* Expenses are equal to the Fund’s annualized expense ratio of 2.00% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

UTC North American Fund, Inc.
Asset Breakdown as of June 30, 2018
(as a % of investments)
(Unaudited)

Exchange Traded Funds, 1.9%
Commercial Paper, 2.4%
REITS, 3.1%
Asset Backed Security, 0.0%
United States Treasury Bills, 3.3%
Corporate Bonds, 3.8%
US Government Notes/Bonds, 5.5%
Common Stocks, 80.0%

UTC North American Fund
Schedule of Investments
June 30, 2018 (Unaudited)
Shares		Value
	COMMON STOCKS - 79.0%
	Aerospace & Defense - 2.1%
119	Huntington Ingalls Industries, Inc.	25,798
1,055	Lockheed Martin Corp.	311,679
1,654	The Boeing Co.	554,933
		892,410
	Airlines - 0.3%
2,769	Delta Air Lines, Inc.	137,176

	Auto Components - 0.1%
510	Delphi Technologies Plc - (a)	23,185

	Automobiles - 1.1%
8,566	General Motors Co.	337,500
1,214	Thor Industries, Inc.	118,232
		455,732
	Banks - 4.1%
24,002	Bank of America Corp.	676,616
6,776	Citizens Financial Group, Inc.	263,587
1,841	JPMorgan Chase & Co.	191,832
5,025	PacWest Bancorp	248,336
949	SVB Financial Group (b)	274,033
1,354	Western Alliance Bancorp (b)	76,650
		1,731,054
	Beverages - 0.4%
318	Constellation Brands, Inc.	69,601
1,554	Molson Coors Brewing Co.	105,734
		175,335
	Biotechnology - 3.8%
4,127	AbbVie, Inc.	382,366
1,373	Alexion Pharmaceuticals, Inc. (b)	170,458
2,476	Amgen, Inc.	457,045
984	Biogen Inc. (b)	285,596
1,107	Gilead Sciences, Inc.	78,420
1,555	Vertex Pharmaceuticals, Inc. (b)	264,288
		1,638,173
	Capital Markets - 1.1%
508	Interactive Brokers Group, Inc.	32,720
1,673	S&P Global, Inc.	341,108
2,196	The Charles Schwab Corp.	112,216
		486,044

The accompanying notes are an integral part of these financial statements

UTC North American Fund
Schedule of Investments
June 30, 2018 (Unaudited)
Shares		Value
	Chemicals - 1.2%
1,356	Air Products & Chemicals, Inc.	211,170
2,889	LyondellBasell Industries NV - (a)	317,357
		528,527
	Commercial Services & Supplies - 0.8%
516	KAR Auction Services, Inc.	28,277
4,317	Republic Services, Inc.	295,110
		323,387
	Communications Equipment - 1.6%
9,805	Cisco Systems, Inc.	421,909
1,286	Palo Alto Networks, Inc. (b)	264,235
		686,144
	Construction & Engineering - 0.6%
8,147	AECOM (b)	269,095

	Consumer Finance - 0.3%
4,072	Ally Financial, Inc.	106,971

	Containers & Packaging - 0.7%
4,904	WestRock Co.	279,626

	Diversified Consumer Services - 0.3%
1,245	Bright Horizons Family Solutions, Inc. (b)	127,637

	Diversified Financial Services - 0.5%
1,110	Berkshire Hathaway Inc. - Class B (b)	207,181

	Diversified Telecommunication Services - 0.3%
3,474	AT&T Comcast Corp.	111,550

	Electric Utilities - 1.1%
5,779	OGE Energy Corp.	203,478
8,874	PPL Corp.	253,353
		456,831
	Electrical Equipment - 1.3%
2,303	Acuity Brands, Inc.	266,849
3,974	AMETEK, Inc.	286,764
		553,613
	Energy Equipment & Services - 0.8%
7,097	Halliburton Co.	319,791

	Food & Staples Retailing - 1.6%
6,573	US Foods Holding Corp. (b)	248,591

The accompanying notes are an integral part of these financial statements

UTC North American Fund
Schedule of Investments
June 30, 2018 (Unaudited)
Shares		Value
5,299	Wal-Mart Stores, Inc.	453,859
		702,450
	Food Products - 1.2%
7,744	Conagra Brands, Inc.	276,693
5,686	General Mills, Inc.	251,662
		528,355
	Health Care - 0.8%
10,538	Boston Scientific Corp. (b)	344,593

	Health Care Equipment & Supplies - 1.5%
2,503	Abbott Laboratories	152,658
1,366	IDEXX Laboratories, Inc. (b)	297,706
1,957	Medtronic, PLC - (a)	167,539
		617,903
	Health Care Providers & Services - 1.4%
397	Cigna Corp.	67,470
1,906	Express Scripts Holding Co. (b)	147,162
1,728	HCA Healthcare, Inc.	177,293
51	UnitedHealth Group, Inc.	12,512
723	WellCare Health Plans, Inc. (b)	178,032
		582,469
	Hotels, Restaurants & Leisure - 1.3%
2,023	Darden Restaurants, Inc.	216,583
2,443	Marriott International Inc. of Maryland	309,284
710	MGM Resorts International	20,611
		546,478
	Household Durables - 0.5%
5,189	DR Horton, Inc.	212,749

	Independent Power & Renewable Electricity Producers - 0.1%
871	NRG Energy, Inc.	26,740

	Industrial Conglomerates - 0.8%
2,225	Honeywell International, Inc.	320,511

	Insurance - 3.8%
10,236	Arch Capital Group Ltd. - (a)(b)	270,845
5,578	Athene Holding Ltd. - (a)(b)	244,540
5,884	Brighthouse Financial, Inc. (b)	235,772
845	First American Financial Corp.	43,703
3,470	The Allstate Corporation	316,707
5,429	The Progressive Corp.	321,125
1,653	The Travelers Co., Inc.	202,228
		1,634,920
The accompanying notes are an integral part of these financial statements

UTC North American Fund
Schedule of Investments
June 30, 2018 (Unaudited)
Shares		Value
	Internet & Direct Marketing Retail - 3.3%
600	Amazon.com, Inc. (b)	1,019,880
79	Booking Holdings Inc. (b)	160,140
570	Netflix, Inc. (b)	223,115
		1,403,135
	Internet Software & Services - 5.1%
478	Alphabet, Inc. (b)	533,281
469	Alphabet, Inc. (b)	529,590
6,210	eBay Inc. (b)	225,175
3,747	Facebook, Inc. - Class A (b)	728,117
1,517	LogMeIn, Inc.	156,630
		2,172,793
	IT Services - 2.0%
2,916	DXC Technology Co.	235,059
3,211	International Business Machines Corp.	448,577
1,712	PayPal Holdings, Inc. (b)	142,558
105	Visa Inc.	13,907
		840,101
	Life Sciences Tools & Services - 0.6%
852	Bio-Rad Laboratories, Inc. (b)	245,836

	Machinery - 0.9%
2,695	Caterpillar Inc.	365,631

	Media - 4.2%
15,182	AT&T Comcast Corp.	498,121
708	Charter Communications, Inc. (b)	207,593
17,716	News Corp.	274,598
4,851	The Walt Disney Co.	508,433
9,706	Viacom, Inc. - Class B	292,733
		1,781,478
	Metals & Mining - 0.4%
8,535	Freeport-McMoRan, Inc.	147,314

	Multiline Retail - 0.6%
2,512	Dollar Tree, Inc. (b)	213,520
1,075	Macy's, Inc.	40,237
		253,757
	Multi-Utilities - 0.3%
3,966	CenterPoint Energy, Inc.	109,898

	Oil, Gas & Consumable Fuels - 4.5%
3,419	Anadarko Petroleum Corp.	250,442
1,440	Chevron Corporation	182,059
The accompanying notes are an integral part of these financial statements

UTC North American Fund
Schedule of Investments
June 30, 2018 (Unaudited)
Shares		Value
5,678	ConocoPhillips	395,303
2,374	Continental Resources, Inc. of Oklahoma City (b)	153,740
2,221	Exxon Mobil Corp.	183,743
3,252	HollyFrontier Corp.	222,534
3,150	Marathon Petroleum Corp.	221,004
2,928	Phillips 66	328,844
		1,937,669
	Personal Products - 0.9%
1,346	Herbalife Nutrition Ltd. - (a)(b)	72,307
2,127	The Estee Lauder Co. Inc.	303,502
		375,809
	Pharmaceuticals - 5.6%
2,120	Allergan plc - (a)	353,446
7,411	Bristol-Myers Squibb Co.	410,125
6,383	Johnson & Johnson	774,513
8,546	Merck & Co., Inc.	518,742
3,937	Zoetis, Inc.	335,393
		2,392,219
	Road & Rail - 2.1%
4,674	CSX Corp.	298,107
1,125	Norfolk Southern Corp.	169,729
3,066	Union Pacific Corp.	434,391
		902,227
	Semiconductors & Semiconductor Equipment - 2.4%
4,364	Applied Materials, Inc.	201,573
830	Intel Corp.	41,259
2,584	KLA-Tencor Corp.	264,938
1,812	Lam Research Corp.	313,204
3,754	Micron Technology, Inc. (b)	196,860
81	Texas Instruments Inc.	8,930
		1,026,764
	Software - 4.3%
1,241	Adobe Systems, Inc. (b)	302,568
2,711	Citrix Systems, Inc. (b)	284,221
813	Intuit	166,100
8,299	Microsoft Corp.	818,364
908	ServiceNow, Inc. (b)	156,603
1,308	Splunk, Inc. (b)	129,636
		1,857,492
	Specialty Retail - 1.3%
1,788	Best Buy Co, Inc.	133,349
856	Foot Locker, Inc.	45,068
3,367	The TJX Companies, Inc.	320,471
The accompanying notes are an integral part of these financial statements

UTC North American Fund
Schedule of Investments
June 30, 2018 (Unaudited)
Shares		Value
638	Williams-Sonoma, Inc.	39,161
		538,049
	Technology Hardware, Storage & Peripherals - 4.6%
9,109	Apple Inc.	1,686,167
3,846	Western Digital Corp.	297,719
		1,983,886
	Tobacco - 1.0%
5,394	Philip Morris International, Inc.	435,512

	TOTAL COMMON STOCKS (Cost $33,619,825)	33,796,200

	REAL ESTATE INVESTMENT TRUSTS (REITS) - 3.1%
10,623	Forest City Realty Trust, Inc.	242,311
1,135	Gaming and Leisure Properties, Inc.	40,633
9,254	Hospitality Properties Trust	264,757
13,504	Host Hotels & Resorts, Inc.	284,529
1,247	Kimco Realty Corp.	21,187
878	Mid-America Apartment Communities, Inc.	88,388
2,055	Simon Property Group, Inc.	349,740
270	Sun Communities, Inc.	26,428
	TOTAL REITS (Cost $1,286,143)	1,317,973

	EXCHANGE TRADED FUND - 1.9%
	Investment Company - 1.9%
7,166	iShares Government/Credit Bond ETF	791,713
	TOTAL EXCHANGE TRADED FUND (Cost $819,074)	791,713

Principal Amount		Value
	ASSET BACKED SECURITIES - 0.0%
	Continental Airlines 2000-2 Class A-1 Pass Through Trust
$7,891	7.707%, 10/02/2022 (Acquired 07/19/2005, Cost $7,895) (c)(d)	8,448
	TOTAL ASSET BACKED SECURITIES (Cost $7,895)	8,448

	CORPORATE BONDS - 3.8%
	Banks - 0.9%
	Bank of America Corp.
200,000	2.600%, 01/15/2019	199,889
	JPMorgan Chase & Co.
200,000	3.900%, 07/15/2025	199,432
		399,321
The accompanying notes are an integral part of these financial statements

UTC North American Fund
Schedule of Investments
June 30, 2018 (Unaudited)
Principal Amount		Value
	Beverages - 0.5%
	Anheuser-Busch InBev SA/NV
200,000	3.650%, 02/01/2026	195,981

	Biotechnology - 0.5%
	AbbVie, Inc.
200,000	2.500%, 05/14/2020	197,679

	Diversified Telecommunication Services - 0.9%
	AT&T Comcast Corp.
200,000	3.400%, 05/15/2025	187,830
	Verizon Communications Inc.
200,000	4.400%, 11/01/2034	187,057
		374,887
	Food & Staples Retailing - 0.5%
	Wal-Mart Stores, Inc.
200,000	3.250%, 10/25/2020	202,419

	Media - 0.6%
	AT&T Comcast Corp.
200,000	9.455%, 11/15/2022	246,001

	Transportation - 0.0%
	The Burlington Northern and Santa Fe Railway Co. 2002-1 Pass Through Trust
1,507	5.943%, 01/15/2022	1,566
	TOTAL CORPORATE BONDS (Cost $1,698,995)	1,617,854

	U.S. GOVERNMENT NOTES/BONDS - 5.4%
	United States Treasury Note/Bond
300,000	3.875%, 08/15/2040	345,340
200,000	2.500%, 02/15/2045	182,402
300,000	4.000%, 08/15/2018	300,768
300,000	1.750%, 09/30/2022	288,603
300,000	3.625%, 02/15/2021	307,723
300,000	1.375%, 02/28/2019	298,301
400,000	2.000%, 09/30/2020	395,094
200,000	2.125%, 05/15/2025	191,422
	TOTAL U.S. GOVERNMENT NOTES/BONDS (Cost $2,406,732)	2,309,653

The accompanying notes are an integral part of these financial statements

	UTC North American Fund
	Schedule of Investments
	June 30, 2018 (Unaudited)
Principal Amount		Value
	SHORT TERM INVESTMENTS - 5.5%
	COMMERCIAL PAPER - 2.3%
	Semiconductors & Semiconductor Equipment - 2.3%
	QUALCOMM, Inc.
1,000,000	2.342%, 09/11/2018	995,315
	TOTAL COMMERCIAL PAPER (Cost $995,420)	995,315

	U.S. TREASURY BILLS - 3.2%
	United States Treasury Bills - 3.2%
2,000	1.780%, 08/23/2018	1,995
4,000	1.918%, 10/25/2018	3,975
40,000	1.949%, 11/01/2018	39,734
1,349,000	2.009%, 11/29/2018	1,337,632
	TOTAL U.S. TREASURY BILLS (Cost $1,383,391)	1,383,336

	TOTAL SHORT TERM INVESTMENTS (Cost $2,378,811)	2,378,651

	Total Investments (Cost $42,217,475) - 98.7%	42,220,492
	Other Assets in Excess of Liabilities - 1.3%	538,643
	TOTAL NET ASSETS - 100.0%	$42,759,135

ADR	American Depositary Receipt
(a)	Foreign Issued Security. The total value of the foreign issued securities is $1,449,219 (3.4% of net assets) at June 30, 2018.
(b)	Non-income producing security.
(c)	Illiquid Security. The total value of illiquid securities is $8,448 (0.0% of net assets) at June 30, 2018.
(d)	Restricted Security. The total value of restricted securities is $8,448 (0.0% of net assets) at June 30, 2018.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

  The accompanying notes are an integral part of these financial statements

UTC North American Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2018 (Unaudited)
ASSETS:
Investments, at value (cost $42,217,475)	$42,220,492
Cash	974,007
Dividends receivable	32,954
Interest receivable	35,916
Receivable from investments sold	851,911
Other assets	11,908
TOTAL ASSETS	44,127,188

LIABILITIES:
Payable to advisor (Notes 3 and 5)	15,080
Payable for capital shares redeemed	500
Accrued distribution fees (Notes 4 and 5)	53,564
Accrued service fees (Notes 4 and 5)	26,832
Accrued audit fees	11,493
Payable for investments purchased	1,241,272
Other accrued expenses	19,312
TOTAL LIABILITIES	1,368,053

NET ASSETS	$42,759,135

Net assets consist of:
Capital stock ($0.01 par value)	$40,503,387
Accumulated net investment income	101
Accumulated net realized gain on investments sold	2,252,630
Net unrealized appreciation on investments	3,017
NET ASSETS	$42,759,135

Shares outstanding (8,000,000 shared authorized)	4,370,079

Net asset value, redemption price and offering price per share (1)	$9.78

(1) A redemption fee of 2.00% may be charged when shares are redeemed within 30 days of purchase. Redemption price will vary based upon the time the Fund is held. (See Note 1)
The accompanying notes are an integral part of these financial statements.

UTC North American Fund
Statement of Operations
For The Six Months Ended June 30, 2018 (Unaudited)
INVESTMENT INCOME:
Interest income	$44,937
Dividend income (Net of foreign withholding tax of $137)	388,149
TOTAL INVESTMENT INCOME	433,086

EXPENSES:
Distribution fees (Notes 4 and 5)	108,071
Advisory fees (Notes 3 and 5)	91,227
Shareholder servicing and accounting costs	62,023
Professional fees	55,392
Service fees (Notes 4 and 5)	54,035
Administration fees	29,267
Custody fees	17,874
Directors fees and expenses	5,032
Federal and state registration fees	1,673
Other expenses	8,391
TOTAL EXPENSES	432,985

NET INVESTMENT INCOME	101

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from security transactions	2,224,064
Change in unrealized appreciation/depreciation on investments	(3,558,570)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,334,506)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,334,405)

The accompanying notes are an integral part of these financial statements.

UTC North American Fund
Statement of Changes in Net Assets
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

OPERATIONS:
Net investment income	$101	$93,106
Net realized gain from security transactions	2,224,064	2,099,255
Change in unrealized appreciation/depreciation on investments	(3,558,570)	790,334
Net increase (decrease) in net assets from operations	(1,334,405)	2,982,695

FROM DISTRIBUTIONS
Net investment income	–	(220,055)
Net realized gain on investments	–	(40,606)
Net decrease in net assets resulting from distributions paid	–	(260,661)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	197,327	268,931
Reinvestment of distributions	–	185,158
Payments for shares redeemed	(293,091)	(622,012)
Redemption fees	3,347	–
Net decrease in net assets resulting from capital share transactions	(92,417)	(167,923)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,426,822)	2,554,111

NET ASSETS:
Beginning of period	44,185,957	41,631,846

End of period (Undistributed net investment gain $101 and $-, respectively)	$42,759,135	$44,185,957

CHANGE IN SHARES OUTSTANDING:
Shares sold	20,023	27,388
Reinvestment of distributions	–	18,260
Shares redeemed	(29,717)	(63,508)
Net Decrease	(9,694)	(17,860)
Beginning shares	4,379,773	4,397,633
Ending shares	4,370,079	4,379,773

The accompanying notes are an integral part of these financial statements.

UTC North American Fund
Financial Highlights

	For the Six Months Ended Jun. 30, 2018	Year Ended December 31,
		2017	2016	2015	2014	2013
	(Unaudited)

Per Share Data (for a share outstanding throughout the period):

Net asset value, beginning of period	$10.09	$9.47	$8.90	$11.77	$10.84	$9.97

Income from investment operations
Net investment income (loss) (1)	0.00(2)	0.02	0.03	(0.02)	(0.03)	0.01
Net realized and unrealized gain (loss) on investments	(0.31)	0.66	0.66	(0.41)	1.19	1.45
Total from investment operations	(0.31)	0.68	0.69	(0.43)	1.16	1.46

Less distributions:
From net investment income	—	(0.05)	—	—	(0.05)	(0.04)
From net realized gain	—	(0.01)	(0.12)	(2.44)	(0.18)	(0.55)
Total distributions	—	(0.06)	(0.12)	(2.44)	(0.23)	(0.59)

Paid-in capital from redemption fees (2)	0.00	—	—	—	0.00	0.00

Net asset value, end of period	$9.78	$10.09	$9.47	$8.90	$11.77	$10.84

Total return (3)	(3.07%)	7.17%	7.80%	(3.71%)	10.65%	14.68%

Supplemental data and ratios:
Net assets, end of period (thousands)	$42,759	$44,186	$41,632	$38,255	$41,150	$35,350

Ratio of expenses to average net assets (4)	2.00%	2.00%	2.21%	2.31%	2.14%	2.25%

Ratio of net investment income (loss) to average net assets (4)	0.00%	0.24%	0.33%	(0.15%)	(0.34%)	0.03%

Portfolio turnover rate (3)	140.95%	118.81%	120.25%	113.73%	4.79%	93.29%

(1) Net investment income (loss) per share is calculated using the ending balance of undistributed net investment income (loss) prior to consideration of adjustments for permanent book to tax differences.

(2) Less than $0.01 per share.
(3) Not Annualized for periods less than one year
(4) Annualized for periods less than one year
The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Notes to the Financial Statements
June 30, 2018
(Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UTC North American Fund, Inc. (the “Fund”) is organized as a Maryland corporation, incorporated on October 24, 1990, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended. UTC Fund Services, Inc. (the “Adviser”), a wholly owned subsidiary of the Trinidad and Tobago Unit Trust Corporation (“TTUTC”), is the investment adviser to the Fund. The Fund is subject to expenses pursuant to service and distribution plans described in Note 4. The Fund charges a 2.00% redemption fee for redemptions of Fund shares held for less than 30 calendar days. The Fund’s investment objective is high current income and capital appreciation. The Fund is an investment company and accordingly follows the Investment Company Accounting and Reporting Guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services - Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

a) Investment Valuation – Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”). Other securities traded on a national securities exchange are valued at the last sales price on the exchange where primarily traded.  Exchange-traded securities for which there is no NOCP or last quoted sales price are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Directors. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value. Debt securities having maturities over 60 days, or for which amortized cost is not deemed to reflect fair value, may be priced by independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuers’ expense either upon demand by the Fund or in connection with another registered offering of the securities. Corporate bond investments in restricted securities are valued utilizing the Fund’s corporate bond valuation policies.

Summary of Fair Value Measurement at June 30, 2018

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that a fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 -- Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Adviser, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The investments whose values are based on quoted market prices in an active market, and are therefore classified within Level 1, include active listed domestic equities, including listed real estate investment trusts (REITs) and exchange traded funds.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include asset-backed securities, investment grade corporate bonds, U.S. government and sovereign obligations, government agency securities, certain mortgage products, and restricted securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Adviser. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following is a summary of the inputs used to value the Fund’s portfolio as of June 30, 2018:

*Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

There were no transfers between Level 1, Level 2 and Level 3 during the period ended June 30, 2018, for the Fund. Transfers between levels are recognized as of the end of the period in which the transfer occurs.

The Fund does not maintain any positions in derivative instruments, and did not engage in derivative activities during the period ended June 30, 2018.

b) Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as interest or other expense in the statement of operations. Therefore, no federal income tax provision is required. As of and during the period ended June 30, 2018, the Fund did not have any tax positions that did not meet the “more-likely- than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended June 30, 2018, the Fund did not incur any interest or penalties

c) Distributions to Shareholders – Dividends from net investment income, if any, and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. See Note 2 for current period reclassifications.

d) Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

e) Foreign Investment Risk - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

f) Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate, and treat as ordinary income, the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

g) Other – Investment and shareholder transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on the identified cost basis. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Bond premiums and discounts are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country tax rules and rates.

2. INVESTMENT TRANSACTIONS AND TAX INFORMATION

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the period ended June 30, 2018, were as follows:

	Purchases	Sales
Other	$ 59,503,828	$ 61,395,842

As of December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

Cost of investments	$39,836,206

Gross unrealized appreciation	4,195,499
Gross unrealized depreciation	(779,272)
Net unrealized depreciation	3,416,227

Undistributed ordinary income	-
Undistributed long-term capital gain	173,926
Total distributable earnings	173,926

Other accumulated loss	-

Total accumulated loss	$3,590,153

The difference between book basis and tax basis unrealized and realized gains and losses is attributable primarily to the tax deferral of losses relating to wash sale transactions.

At December 31, 2017, the Fund had no accumulated capital loss carryforwards. During the year ended December 31, 2017, the Fund utilized $1,620,402 of the prior year capital loss carryforwards.

The tax character of distributions paid during the period ended June 30, 2018, and year ended December 31, 2017, was as follows:

Distributions paid from:	Six Months Ended June 30, 2018	Year Ended December 31, 2017
Ordinary income	$0	$216,185
Long-term capital gains	$0	$44,476

The Fund may periodically make reclassifications among certain of its capital accounts to reflect the tax character of permanent book/tax differences related to the components of the Fund’s net assets. These reclassifications have no impact on the net assets or net asset value of the Fund.

3. INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS

The Fund has an investment advisory and management agreement with the Adviser. Under the Fund’s investment management agreement, the Adviser provides the Fund with investment advisory and management services for which the Fund pays an annual investment advisory fee, equal to 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the portion of the daily net assets exceeding $20 million.

The Fund is sub-advised by Goldman Sachs Asset Management, L.P. (GSAM) (the “Sub-Adviser”). Together with the Adviser, GSAM is responsible for implementing the Fund’s investment program, and is responsible for the day-to-day investment activity of the equity portion of the Fund. As compensation for the services to be rendered by the Sub-Adviser under the provisions of this Agreement, the Adviser will pay to the Sub-Adviser a fee each month in an amount to be determined from time to time by the Adviser and the Sub-Adviser. Such fee shall be calculated based on a percentage of the managed portion’s average daily net assets (at various breakpoints), with such percentage not to exceed 0.50%.

U.S. Bancorp Fund Services, LLC serves as Transfer Agent, Administrator and Accounting Services Agent for the Fund. U.S. Bank, N.A. serves as Custodian for the Fund.

4. SERVICE AND DISTRIBUTION PLANS

The Fund pays service fees to TTUTC for personal service and/or maintenance of shareholder accounts. Service fees are calculated at 0.25% of the average daily net assets of the Fund.

The Board of Directors has adopted a Distribution Plan (the “Plan”) applicable to the Fund under Rule 12b-1 of the Investment Company Act of 1940, as amended. Pursuant to the Plan, registered brokers and dealers and qualified recipients are reimbursed by the Fund for services provided and expenses incurred in connection with the sale of the Fund’s shares up to 0.50% per year of the average daily net assets of the Fund. The Fund has a distribution agreement with UTC Financial Services USA, Inc. (“UTCFS’’), an affiliate of the Fund, a registered broker-dealer and subsidiary of TTUTC, the Fund’s sponsor, for distribution of Fund shares in the United States of America. The Fund did not pay any brokerage commission fees to UTCFS during the period ended June 30, 2018. TTUTC is a qualified recipient under the distribution plan and was paid $108,071 during the period ended June 30, 2018.

5. TRANSACTIONS WITH AFFILIATES

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities creates a presumption of control of the Fund. As of June 30, 2018, TTUTC owned of record 70.20% percent of the outstanding shares of the Fund. The investment activities of TTUTC could have a material effect on the outcome of proxy voting or the direction of management of the Fund and could be deemed to control the Fund.

For the period ended June 30, 2018, the Fund paid to its affiliates, $91,227, $108,071 and $54,035 for advisory, distribution fees and service fees, respectively.

For the period ended June 30, 2018, the Fund had payable to its affiliates, $15,080, $53,564 and $26,832 for advisory, distribution fees and service fees, respectively.

6. GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

7.	SUBSEQUENT EVENTS

In preparing the financial statements, management has evaluated the events and transactions after June 30, 2018, through the date of issuance for potential recognition and disclosure and determined that there were no significant subsequent events that would require adjustment of the financial statements or additional disclosure.

UTC North American Fund, Inc.
Disclosure Regarding the Board of Directors Approval of
Investment Advisory Agreement and Sub-Advisory Agreement

Members of the board of directors of the UTC North American Fund, Inc. (the “Board”), including a majority of the Directors who are not affiliated with the UTC North American Fund’s investment advisor and sub-advisor (the “Independent Directors”), met on February 22, 2018 to consider the continuation of the investment advisory agreement and the sub-advisory agreement for the UTC North American Fund (the “Fund”). Although the Board met specifically on that date to consider the renewal of the investment advisory agreement and the sub-advisory agreement, the Directors received information periodically throughout the year that they considered in approving the continuation of the investment advisory agreement and the sub-advisory agreement. Based on the Directors’ evaluation of information provided by UTC Fund Services, Inc., the investment advisor to the Fund (the “Advisor”), and Goldman Sachs Asset Management, L.P., the sub-advisor to the Fund (“GSAM” or “Sub-Advisor”), in conjunction with the Fund’s other service providers, the Board, including a majority of the Independent Directors, approved the continuation of the investment advisory agreement and the sub-advisory agreement for the Fund for an additional one-year period.

In considering the investment advisory agreement and the sub-advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.

Nature and Quality of Investment Advisory Services

Advisor

The Directors noted that the Advisor supervises the investment portfolio of the Fund, directing the day-to-day management of the Fund’s portfolio (other than with regard to the equity portion of the portfolio), including the purchase and sale of investment securities. The Directors then discussed with management the nature of the investment process employed by the Advisor and the resources required to implement the process.

With regard to the equity portion of the portfolio and GSAM, the Directors discussed the resources used by the Advisor to:

•	Monitor the Fund’s compliance with its investment objectives and restrictions with regard to the equity portion of the portfolio.

•	Monitor compliance with federal securities laws by GSAM through ongoing reviews of the compliance program of GSAM, and due diligence regarding GSAM.

•	Oversee the selection and continued employment of GSAM, based on performance of the equity portion of the portfolio and other factors.

The Directors then discussed staffing at the Advisor, and concluded that the Advisor is sufficiently staffed to meet the investment objectives of the Fund and oversee GSAM.

The Directors also considered the background and experience of the portfolio managers employed by the Advisor and expertise of, and the amount of attention given to the Fund by, the portfolio managers. In addition, the Directors considered the quality of the material service providers to the Fund, who provide administrative and distribution services on behalf of the Fund and are overseen by the Advisor, and the overall reputation and capabilities of the Advisor. Based on this review, the Directors believe that the Advisor provides quality services to the Fund, and they noted that their overall confidence in the Advisor is good. The Directors also concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor and the oversight services regarding GSAM, and that the nature and extent of the services provided by the Advisor are appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

Sub-Advisor

The Directors noted that GSAM supervises the equity portion of the investment portfolio of the Fund, directing the day-to-day management of the equity portion of the Fund’s portfolio, including the purchase and sale of investment securities. The Directors then discussed with GSAM the nature of the investment process employed by GSAM and the resources required to implement the process.

The Directors then discussed staffing at GSAM, and concluded that GSAM is a large institution that is sufficiently staffed to meet the investment objective of the Fund.

The Directors also considered the background and experience of the portfolio managers employed by GSAM and the expertise of, and the amount of attention given to the Fund by, the portfolio managers. Based on this review, the Directors believe that GSAM provides quality services to the Fund, and that the portfolio managers are attentive to the Fund and to improving the performance of the equity portion of the Fund. The Directors also concluded that GSAM has sufficient resources to provide the Fund with the quality services, and that they believe the portfolio managers are acting in the best interest of the Fund and its shareholders.

Comparative Fees and Expenses

The Directors then discussed with management the variables, in addition to the management fees, such as administrative and transaction fees, that impact costs to the shareholders of the Fund. Management reviewed with the Directors the comparison of the Fund’s expense ratios to other similar funds. As part of the discussion with management, the Directors ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the 15(c) Materials. The Directors concluded that the Fund’s fee structure is comparable to the Morningstar categories, and is reasonable.

Comparison of Fee Structure

Advisor

The Directors then inquired of management regarding the distinction between the services performed by the Advisor in its capacity overseeing GSAM and GSAM’s services as a portfolio manager for the equity portion of the Fund’s portfolio. The Advisor noted that the management of the Fund, including the oversight of GSAM, involves more comprehensive and substantive duties than the duties of GSAM in acting as a portfolio manager. Specifically, the Advisor noted the following, among others:

•	The Advisor maintains communication efforts for the Fund to reach shareholders through direct contact, through intermediaries, or via the financial press.

•	The Advisor coordinates with the Fund’s Chief Compliance Officer and other service providers to insure compliance with regulatory regimens imposed by Federal law and the Internal Revenue Code.

•	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions with regard to the equity portion of the portfolio.

•	The Advisor monitors compliance with federal securities laws by GSAM through ongoing reviews of the compliance program of GSAM, and due diligence regarding GSAM.

•	The Advisor monitors the performance of GSAM and oversees the continued employment of GSAM.

The Directors concluded that the services performed by the Advisor for the Fund require a higher level of service and oversight than the services performed by GSAM. Based on this determination, the Directors believe that the differential in advisory fees between the Advisor and GSAM is reasonable.

Sub-Advisor

The Directors reviewed the services provided by GSAM, and concluded that the services being provided are appropriate for managing the equity portion of the Fund in a manner reasonably designed to achieve the Fund’s investment objective. They also considered the overall fee structure of the Fund and the services provided by the Advisor. The Directors concluded that the fees paid to GSAM by the Advisor are reasonable.

Economies of Scale

The Directors then discussed with management whether economies of scale are recognized by the Fund They noted that as Fund assets grow, certain fixed costs are spread over the larger asset base, which may lead to some economies of scale. On the other hand, the Directors noted that many of the Fund’s expenses are subject to diseconomies of scale. For example, the intermediary service fees generally increase as the Fund’s assets grow.

The Directors concluded that given the size of the Fund the Fund is not recognizing economies of scale.

Costs and Profitability

Advisor

The Directors discussed the Advisor’s profitability, as presented by management. They also considered the resources and revenues that the Advisor has put into managing and distributing the Fund, and concluded that the level of profitability realized by the Advisor from its provision of services to the Fund is reasonable.

Sub-Advisor

The Directors discussed GSAM’s profitability, as presented by GSAM. They also considered the fact that GSAM serves essentially as a portfolio manager of the Fund, with the Advisor providing the resources and revenues that are used to manage the compliance program of the Fund, provide oversight of GSAM and its compliance program and distribute the Fund, and concluded that the level of profitability realized by GSAM from its provision of portfolio management services to the Fund is reasonable.

Performance

Management discussed the performance of the Fund for different time periods compared both to various benchmark indices. The Directors noted that at each quarterly meeting, the Directors review reports comparing the investment performance of the Fund to various indices. Based on the information provided at this meeting and the information and quarterly discussions regarding the Fund’s investment performance, the Directors believe that the Advisor and the Sub-Advisor manage the Fund in a manner that is materially consistent with its stated investment objective and style.  The Directors concluded that the Fund’s investment performance has generally been positive, but has underperformed its benchmarks. They discussed the reasons for the underperformance and the steps being taken to address the underperformance. The Directors concluded that the Advisor and the Sub-Advisor are actively addressing performance, and that they have confidence in the management of the Fund to work on improving performance.

Fall-Out Benefits

Advisor

The Directors then considered other benefits to the Advisor from serving as advisor to the Fund (in addition to the advisory fee). The Directors noted that the Advisor may derive ancillary benefits from its association with the Fund in the form of proprietary and third party research products and services received from broker dealers that execute portfolio trades for the Fund. The Directors determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Directors concluded that the other benefits realized by the Advisor from its relationship with the Fund were reasonable.

Sub-Advisor

The Directors then considered other benefits to GSAM from serving as a sub-advisor to the Fund (in addition to the sub-advisory fee). The Directors noted that GSAM may derive ancillary benefits from its association with the Fund in the form of proprietary and third party research products and services received from broker dealers that execute portfolio trades for the Fund. The Directors determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Directors concluded that the other benefits realized by GSAM from its relationship with the Fund were reasonable.

Conclusion

After reviewing the 15(c) Material, management’s presentation, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor and the Sub-Advisor, the performance of the Fund, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Board, the Directors, including all of the Independent Directors, approved the continuation of the investment advisory agreement and the sub-advisory agreement.

The Directors noted that all of the factors above were considered by the Board as a whole, and separately by the Independent Directors meeting in executive session. The factors were viewed in their totality by the Directors, with no single factor being the principal or determinative factor in the Board’s determination to approve the continuation of the investment advisory agreement and the sub-advisory agreement.

UTC North American Fund, Inc.

(Unaudited)

Availability of Proxy Voting Information: A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-368-3322 or on the SEC website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended December 31 (as filed with the SEC on Form N-PX) are available without charge by calling 1-800- 368-3322 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule: The Fund files complete schedules of portfolio holdings for the Fund’s first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

UTC NORTH AMERICAN FUND, INC. PRIVACY POLICY

We collect the following nonpublic personal information about you:

▪ Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

▪ Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

UTC North American Fund, Inc.

DIRECTORS AND PRINCIPAL OFFICERS
Douglas Camacho, Director (Chairman)
L. Dominic Rampersad, Director
Ajata Mediratta, Director
Lucille Mair, Director
Dionne Hosten, Director
Leon W. Thomas, Director
Nigel Edwards, Director
Amoy Van Lowe, President, Chief Executive Officer,
Interim Treasurer and Chief Compliance Officer

INVESTMENT ADVISER
UTC Fund Services, Inc.
c/o Trinidad and Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square Port of Spain, Trinidad

INVESTMENT SUB-ADVISER
Goldman Sachs Asset Management, L.P.
200 West Street,
New York, NY 10282

DISTRIBUTOR
UTC Financial Services USA, Inc.
c/o Trinidad & Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square Port of Spain, Trinidad

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT AND
FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Semi-Annual Report

June 30, 2018
(Unaudited)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1)	Code of ethics or amendment thereto, Incorporated by reference to the Registrant’s Form N-CSR filed March 4, 2011.

(2)	A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)
Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UTC North American Fund, Inc.

By /s/ Douglas Camacho
   Douglas Camacho
   Acting Principal Executive Officer

Date   September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Nigel Edwards
    Nigel Edwards
    Acting Principal Financial Officer

Date   September 6, 2018